UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 14, 2005

                           Cohesant Technologies Inc.
                           --------------------------
             (Exact name of registrant as specified in its chapter)

          Delaware                     1-13484                  34-1775913
          --------                     -------                  ----------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation               File Number)           Identification No.)


       5845 W. 82nd Street, Suite 102
            Indianapolis, Indiana                                  46278
 (Address of principal executive offices)                          -----
                                                                 (Zip Code)

        Registrant's telephone number, including area code (317) 871-7611

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 14, 2005, Cohesant Technologies Inc. reported its operating results for the third quarter and nine months ended August 31, 2005. The Press Release is attached hereto as Exhibit 99.1


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is furnished pursuant to Item 2.02, is not to be considered "filed" under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and shall not be incorporated by reference into any of Cohesant Technologies Inc.'s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.



            (c) Exhibits.

                       99.1   -   Press Release dated October 14, 2005.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               COHESANT TECHNOLOGIES INC.

Date:    October 14, 2005      By:    /s/ Robert W. Pawlak
                               ------------------------------------------------
                                      Robert W. Pawlak, Chief Financial Officer